[LOGO]
--------------------------------------------------------------------------------
Comptroller of The Currency
Administrator of National Banks
--------------------------------------------------------------------------------

Northeastern District                                             Licensing Unit
1114 Avenue of the Americas, Suite 3900                     Voice (212) 790-4055
New York, NY 10036-7780                                       Fax (212) 790-4098

August 8, 2000

John B. Lampi, Esq.
Saul, Ewing, Remick & Saul LLP
Penn National Insurance Tower
2 North Second Street, 7th Floor
Harrisburg, Pennsylvania 17101

Re: Proposal to merge Twin Rivers Community Bank, Easton, Pennsylvania, with and into The Phillipsburg National Bank and Trust Company, Phillipsburg, New Jersey Control Number: 2000 NE 02 0017

Dear Mr. Lampi:

This letter is the official certification of the Comptroller of the Currency
(OCC) to merge Twin Rivers Community Bank, Easton, Pennsylvania, with and into The Phillipsburg National Bank and Trust Company, Phillipsburg, New Jersey, under the charter of the latter, effective August 21, 2000. The resulting bank title is "Vista Bank, National Association" and its branch office located at 305 Roseberry Street, Phillipsburg, New Jersey is redesignated as its main office

This is also the official authorization given to Vista Bank, National Association to operate the branches of the target institution and the former main offices of the target and acquiring bank as branches of the resulting bank. A listing of each newly authorized branch and its assigned OCC branch number is attached. Branches of a national bank target are not listed since they are automatically carried over to the resulting bank and a retain their current OCC branch number, with the exception of the newly designated main office, which will not retain an 0CC branch number.

Mr. John B. Lampi, Esq.
August 8, 2000
Page two

If the combination does not occur as represented in your letter of August 8, 2000, this certification must be returned to the 0CC.

Sincerely,


/s/ Stephen A. Lybarger

Stephen A. Lybarger
(Acting) Licensing Manager

Enclosure: Revised Articles of Association

                                                                    Attachment A
                                                  Control Number 2000 NE 02 0017
                                                      Effective: August 21, 2000

BRANCHES AUTHORIZED AS A RESULT OF THE MERGER OF TWIN RIVERS COMMUNITY BANK, EASTON, PENNSYLVANIA WITH AND INTO THE PHILLIPSBURG NATIONAL BANK AND TRUST COMPANY, PHILLIPSBURG, NEW JERSEY

Please retain this list as the official authorization of the branches. If any branch is closed, a 90-day advance notice is required pursuant to 12 USC 1831r. If the branch is sold to a non-national bank, a copy of this branch authorization should be surrendered to the OCC following the closing.

BRANCH POPULAR NAME/                             LOCATION
 AUTHORIZATION NUMBER                            --------
 --------------------

SOUTH MAIN STREET                         115 South Main Street
                                          Phillipsburg, Warren County
Authorization No.: 118352A                New Jersey 08865

WILLIAM PENN                              2925 William Penn Highway
                                          Easton, Northampton County
Authorization No.: 118346A                Pennsylvania 18045

ROUTE 191                                 3815 Linden Street
                                          Bethlehem, Northampton County
Authorization No.: 118347A                Pennsylvania 18020

WESTGATE                                  2400 Schoenersville Road
                                          Bethlehem, Northampton County
Authorization No: 118348A                 Pennsylvania 18017

BUTZTOWN                                  2850 Easton Avenue
                                          Bethlehem, Northampton County
Authorization No.: 118349A                Pennsylvania 18017

WEST BROAD                                1003 West Broad Skeet
                                          Bethlehem, Lehigh County
Authorization No.: 118350A                Pennsylvania 18018

EASTON                                    61 North Third Street
                                          Easton, Northampton County
Authorization No.: 118351A                Pennsylvania 18042